UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported) May 22, 2008
CUMULUS MEDIA INC.
(Exact name of registrant as specified in its charter)

Delaware	000-24525	36-4159663

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS employer Identification No.)

3280 Peachtree Road, N.W., Suite 2300, Atlanta GA	30305

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (404) 949-0700
n/a

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other Events
Item 8.01 – Other Events.
     On May 22, 2008, Cumulus Media Inc. (the “Company”) issued a press release announcing that the Company’s Board of Directors has authorized the purchase, from time to time, of up to $75 million in shares of its Class A Common Stock. The amount and timing of repurchases will depend on market conditions and other factors within the discretion of the Company’s management. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.
Section 9 – Financial Statements and Exhibits
Item 9.01 – Financial Statements and Exhibits.

99.1	Press Release, dated May 22, 2008

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CUMULUS MEDIA INC.
By:	/s/ Martin R. Gausvik
	Name:	Martin R. Gausvik
	Title:	Executive Vice President and Chief Financial Officer

Date: May 22, 2008

EXHIBIT LIST

99.1	Press Release, dated May 22, 2008